UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2022

Yum China Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37762	81-2421743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 Corporate Drive Plano, Texas 75024 United States of America	Yum China Building 20 Tian Yao Qiao Road Shanghai 200030 People’s Republic of China
(Address, including zip code, of principal executive offices)

(469) 980-2898

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	YUMC	New York Stock Exchange
	9987	The Stock Exchange of Hong Kong Limited

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2022, Yum China Holdings, Inc. (the “Company”) announced the appointment of Johnson Huang, who currently serves as the Company’s General Manager, KFC, to the position of Chief Customer Officer and the appointment of Warton Wang, who currently serves as the Company’s Chief Development Officer, to the position of General Manager, KFC, each effective May 1, 2022.

Johnson Huang, age 59, has served as General Manager, KFC since February 2017. He served as the Company’s Chief Information and Marketing Support Officer from October 2016 to February 2017, a position he held at Yum! Restaurants China from September 2014 to October 2016. Mr. Huang joined Yum! Restaurants China in 2006 to lead the information technology department in China. He served as vice president of information technology from September 2008 to January 2013 and Chief Information Officer from January 2013 to September 2014.

Warton Wang, age 48, has served as Chief Development Officer since July 2020. Mr. Wang joined KFC as an operations management trainee in 1998. He was promoted to Market Manager of KFC in 2007 and was appointed as a Regional Vice President, KFC Field Operations in 2015.

Item 7.01.	Regulation FD Disclosure.

The press release announcing the appointments of Mr. Huang and Mr. Wang is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

99.1	Press Release of Yum China Holdings, Inc., issued April 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM CHINA HOLDINGS, INC.

	By:	/s/ Joseph Chan
		Name:	Joseph Chan
		Title:	Chief Legal Officer
Date: April 18, 2022